UNITED STATES BANKRUPTCY COURT
____________ DISTRICT OF New Jersey

In re Princeton Video Image, Inc.	Case No. 03-27973
Reporting Period: July 2003

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached

Schedule of Cash Receipts and Disbursements	MOR -1
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR -1 (CONT)
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR - 2
Balance Sheet	MOR - 3
Status of Postpetition Taxes	MOR - 4
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetion Debts	MOR - 4
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR - 5
Debtor Questionnaire	MOR - 5

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ James Green	28/Aug/03

Signature of Authorized Individual*	Date

JAMES GREEN	President

Printed Name of Authorized Individual	Title of Authorized Individual

*     Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if a debtor is a limited liability company.

PVI
Balance Sheet
Unaudited

07/31/03

Assets
Cash and cash equivalents	125,271
Account Receivable (Net)	307,300
Securities Held to Maturity	63,476
License Rights	150,000
Other Current Assets	314,997
Interest Receivable	2,420

Total Current Assets	963,464
Property, Plant and Equipment
Equip under Construction	3,949,314
Office F&F	282,844
Office Equipment	1,641,644
Vehicles	322,395
Leasehold Improvements	100,629
Finished Systems	1,624,881
R&D Equip & Software	572,862

Total PP&E	8,494,569
Total Acc Depr	7,413,614

Net Fixed Assets	1,080,955
Patents
Patents Issued	573,091
Patent Appl in Progress	456,144
Patents-Latin America	7,205

Total Patents & Org costs	1,036,440
Total Acc Amort	652,660

Net Patents & Org Costs	383,780
Intangibles
PV Goodwill	3,896,244
PV Intangibles	2,244,531
PV Acc Amort — Intangibles	(1,169,413)

Net PV Goodwill & Intang	4,971,362
Other Assets
Intercompany receivables	5,401,876
Subsiduary Investments	(4,695,153)

Other Assets	222,839

Total Other Assets	929,562

Total Assets	8,329,123

Liabilities & Shareholders Equity
Liabilities Not Subject to Compromise (Post -Petition)
Accounts Payable-Vendors	42,955
Accrued Expenses	41,940
Lease Payable — S/T	18,644
Unearned revenue — S/T	80,000
Secured Convertible Debt — PVMS	1,170,794
Other Postpetition Liabilities	3,709

Total Post-Petition	1,358,042
Liabilities Subject to Compromise (Pre-Petition)
Secured Debt
Secured Convertible Debt Cablevision	5,564,281
Secured Convertible Debt Presencia	2,753,543
Unsecured Debt
Accounts Payable-Vendors	$1,312,991
Accrued Expenses	2,742,380

Total Current Liabilities	13,731,237
Other Liabilities
Refundable CVC advance pymt	3,627,790
License Obligations L/T	200,000
Other Liabilities	43,523

Total Other Liabilities	3,871,313
Total Liabilities	17,602,550
Preferred Stock-Series A	83,609
Preferred Stock-Series B	101,059

Total redeemable pfd stock	184,668
Shareholders Equity
Common Stock	18,488
APIC-Common	87,396,509
Current Earnings	(6,008,541)
Retained Earnings	(90,864,551)

and Redeemable Pfd Stock	(9,273,427)

Total Liabilities &
Shareholders Equity	8,329,123

PVI
Income Statement
Unaudited

Total Revenue	58,416
COGS	14,880

Gross Profit/(Loss)	43,536

SG&A EXPENSES
Personnel
Salaries (Includes Taxes)	274,286
Health Insurance	30,594
Consulting Expense	7,097

Total Personnel Expenses	311,977
General
Rent	27,219
Utilities	2,674
Telephone	5,762
Office Expense	11,766
Legal Fees	9,151
Travel	16,659
Business Insurance	0
Sftwr & Hdwr Supplies	8,474
Investor Relations	4,017

Total General	85,722
Total SG&A	397,699

Operating Cash Flow	(354,163)

ADJUSTMENTS TO CASH FLOW
OTHER INCOME & EXPENSE
PVMS Cash Interest Expense	7,623
Interest Expense	213

Total Other Inc & Exp	7,836
TAXES
Foreign Withholding Tax	1,605

Total Taxes	1,605
NET INCOME/(LOSS)	($363,604)

Aged Payables Report — Full Detail by Aged Date
by Vendor Name
PVI-Debtors In Possession
Unaudited
Aging Date: 7/31/2003

Doc No.	Apply No.	PO No.	Invoice No.	Date	Type

Vendor Key: ADPR1		ADP, Inc.			(609) 395-5283
000346	000346		548084	7/25/2003	INVOICE

Vendor Key: ATLA3		ATLANTIC MUTUAL
000142	000142		JUNE0103	6/1/2003	INVOICE
001069	000142		JUNE0103	6/23/2003	PAYMENT

Vendor Key: ATRI1		ATR Inc.
000384	000384		JULY3103	7/31/2003	INVOICE

Vendor Key: BRID1		Bridgecom
000364	000364		JULY2803	7/28/2003	INVOICE

Vendor Key: CNAI2		CNA
000373	000373		JUN2003	6/30/2003	INVOICE

Vendor Key: CERI1		Ceridian
000417	000417		221299	7/31/2003	INVOICE

Vendor Key: CHUB1		Chubb Group of Insurance Co’s
000073	000073		MAY2903	5/29/2003	INVOICE

Vendor Key: ASSO2		CitiCapital
001220	000327		AUG0103	7/30/2003	PAYMENT

Vendor Key: COBR1		CobraServ National Svc Ctr
000419	000419		20151759	7/31/2003	INVOICE

Vendor Key: CONE1		Con Edison
000370	000370		JULY3103	7/31/2003	INVOICE

Vendor Key: DANO1		Danone Waters of Noth America
000418	000418		5207502-11	7/2/2003	INVOICE

Vendor Key: DELA1		Delaware Secretary of State
000360	000360		Q2 2003	6/30/2003	INVOICE

Vendor Key: EART2		EARTHLINK
000389	000389		133927098	7/28/2003	INVOICE
000395	000395		134199638	7/30/2003	INVOICE

Vendor Key: FEDX1		Federal Express			(800) 622-1147
000350	000350		483007770	7/28/2003	INVOICE
000356	000356		473578637	6/16/2003	INVOICE
000374	000374		483018701	7/28/2003	INVOICE

Vendor Key: FEDX2		Federal Express
000357	000357		4826104102	7/25/2003	INVOICE

[Additional columns below]

[Continued from above table, first column(s) repeated]

Doc No.			0 - 30	31 - 60	61 - 90	OVER 90	Comments

Vendor Key: ADPR1
000346			347.10				Paid on 8/1/03

	Totals:	347.10	347.10	-	-	—

Vendor Key: ATLA3
000142				19,000.00
001069				(9,500.00)

	Totals:	9,500.00	-	9,500.00	-	-	Next Installment Due in August

Vendor Key: ATRI1
000384			1,336.55

	Totals:	1,336.55	1,336.55	-	-	-	Paid on 8/12/03

Vendor Key: BRID1
000364			1,250.08

	Totals:	1,250.08	1,250.08	-	-	-	Paid on 8/5/03

Vendor Key: CNAI2
000373				511.15

	Totals:	511.15	-	511.15	-	-	Paid on 8/5/03

Vendor Key: CERI1
000417			125.00

	Totals:	125.00	125.00	-	-	-	Paid on 8/19/03

Vendor Key: CHUB1
000073					45,603.00

	Totals:	45,603.00	-	-	45,603.00	-	Paid on 8/7/03

Vendor Key: ASSO2
001220			(1,553.66)

	Totals:	(1,553.66)	(1,553.66)	-	-	-	August Payment Paid on 7/30/03

Vendor Key: COBR1
000419			85.00

	Totals:	85.00	85.00	-	-	-	Paid on 8/19/03

Vendor Key: CONE1
000370			335.83

	Totals:	335.83	335.83	-	-	-	Paid on 8/5/03

Vendor Key: DANO1
000418			79.50

	Totals:	79.50	79.50	-	-	-	Paid on 8/19/03

Vendor Key: DELA1
000360				1,880.00

	Totals:	1,880.00	-	1,880.00	-	-	Paid on 8/19/03

Vendor Key: EART2
000389			75.63
000395			23.95

	Totals:	99.58	99.58	-	-	-	Paid on 8/12/03

Vendor Key: FEDX1
000350			245.36
000356				15.53
000374			26.77

	Totals:	287.66	272.13	15.53	-	-	Paid on 8/5/03

Vendor Key: FEDX2
000357			18.80

	Totals:	18.80	18.80	-	-	-	Paid on 8/5/03

Doc No.	Apply No.	PO No.	Invoice No.	Date	Type

Vendor Key: FIRS2		First Industrial, L.P.
001222	000313		299712	7/30/2003	PAYMENT

Vendor Key: MCCL9		McCleery/Sam			(609) 466-4436
000437	000437		JUNE2203EX	6/23/2003	INVOICE

Vendor Key: METR2		Metro West Houston
001224	000298		4430	7/30/2003	PAYMENT

Vendor Key: MIC10		Micro Office Solutions LLC
001225	000324		AUG0103	7/30/2003	PAYMENT

Vendor Key: PSEG1		PSE&G Co.
000397	000397		JULY3103	7/31/2003	INVOICE

Vendor Key: PBCC2		Pitney Bowes Credit Corp
000426	000426		JULY1403	7/14/2003	INVOICE

Vendor Key: RAPH1		Raphael Shaya Grantor Trust
001223	000325		AUG0103	7/30/2003	PAYMENT

Vendor Key: CHEN9		Samuel Chenillo
000444	000444		JULY0103EX	7/1/2003	INVOICE

Vendor Key: SECU3		Security Trust
000385	000385		JUL0203	7/2/2003	INVOICE

Vendor Key: SNOW1		Snowbird Corporation
000371	000371		SB2592497	7/31/2003	INVOICE

Vendor Key: SUNA1		Sunark Venture Research Inc.
001226	000326		AUG0103	7/30/2003	PAYMENT

Vendor Key: BELL5		Verizon
000392	000392		JUL2803	7/28/2003	INVOICE

Vendor Key: BELL4		Verizon
000353	000353		2128085540	7/22/2003	INVOICE
000369	000369		JULY2203	7/22/2003	INVOICE

Vendor Key: VERI5		Verizon Wireless
000375	000375		1792960532	7/22/2003	INVOICE

Vendor Key: WHIT9		White/Lionel
000351	000351		JULY3003	7/30/2003	INVOICE
000352	000352	21480	JULY3003EX	7/30/2003	INVOICE

[Additional columns below]

[Continued from above table, first column(s) repeated]

Doc No.			0 - 30	31 - 60	61 - 90	OVER 90	Comments

Vendor Key: FIRS2
001222			(13,755.48)

	Totals:	(13,755.48)	(13,755.48)	-	-	-	Paid August Rent on 7/30/03

Vendor Key: MCCL9
000437				138.05

	Totals:	138.05	-	138.05	-	-	Paid on 8/19/03

Vendor Key: METR2
001224			(406.51)

	Totals:	(406.51)	(406.51)	-	-	-	Paid August Payment on 7/30/03

Vendor Key: MIC10
001225			(5,750.00)

	Totals:	(5,750.00)	(5,750.00)	-	-	-	Paid August Rent on 7/30/03

Vendor Key: PSEG1
000397			2,121.93

	Totals:	2,121.93	2,121.93	-	-	-	Paid on 8/12/03

Vendor Key: PBCC2
000426			324.10

	Totals:	324.10	324.10	-	-	-	Paid on 8/19/03

Vendor Key: RAPH1
001223			(3,200.00)

	Totals:	(3,200.00)	(3,200.00)	-	-	-	Paid August Rent on 7/30/03

Vendor Key: CHEN9
000444			69.95

	Totals:	69.95	69.95	-	-	-	Paid on 8/19/03

Vendor Key: SECU3
000385			5,760.58

	Totals:	5,760.58	5,760.58	-	-	-	Paid on 8/19/03

Vendor Key: SNOW1
000371			52.04

	Totals:	52.04	52.04	-	-	-	Paid on 8/5/03

Vendor Key: SUNA1
001226			(3,000.00)

	Totals:	(3,000.00)	(3,000.00)	-	-	-	Paid August Payment on 7/30/03

Vendor Key: BELL5
000392			55.55

	Totals:	55.55	55.55	-	-	-	Paid on 8/5/03

Vendor Key: BELL4
000353			23.96
000369			143.80

	Totals:	167.76	167.76	-	-	-	Paid on 8/5/03

Vendor Key: VERI5
000375			245.46

	Totals:	245.46	245.46	-	-	-	Paid on 8/5/03

Vendor Key: WHIT9
000351			35.00
000352			190.78

	Totals:	225.78	225.78	-	-	-	Paid on 8/5/03

	Company Totals	42,954.80	(14,692.93)	12,044.73	45,603.00	—

Princeton Video Image
Balance Sheet Reconciliation
A/R — Customers
Unaudited

Pre-Petition Accounts Receivable

		5/29/2003
Key	Customer	Balance

BSC1	Big South Conference	9,763.50
NYBC1	New York Broadcast Center	26,000.00
KJVEN	K&J Ventures, LLC	60,000.00
CYB1	Virtual Media	63,000.00

Total Aged Receivable Report		158,763.50
Philadelphia Phillies		50,916.00

Total Accruals		50,916.00

	Total per analysis Per — Petition	209,679.50

	Balance per G/L pre-petition	209,679.50

Post Petition Account Receivable 5/30/03-7/31/03

		7/31/2003
Key	Customer	Balance

CMN1	Children Miracle Network	6,000.00

Total Aged Receivable Report		6,000.00
Philadelphia Phillies		152,748.00

Total Accruals		152,748.00

	Total per analysis Post — Petition	158,748.00

	Balance per G/L post-petition	158,748.00
	Total Company per analysis	368,427.50
	Balance per G/L	368,427.50

Aged Receivables Report — Full Detail
by Customer Name
Pre — Petition Invoices
Aging Date: 7/31/03

Doc No.	Apply No.	Order No.	Date	PO No.	Type			0 - 30	31 - 60	61 - 90	Over 90

							0	0	0	0	0
Customer:	BSC1	Big South Conference
98727	98727		3/31/2003		Invoice						9,763.50

						Total:	9,763.50	-	-	-	9,763.50
Customer:	KJVEN	K&J Ventures, LLC
98733	98733		5/20/2003		Invoice					60,000.00

						Total:	60,000.00	-		60,000.00	—
Customer:	NYBC1	New York Broadcast Center
98717	98717		1/1/2003		Invoice						30,000.00
07719	98717		1/28/2003		Payment						(4,000.00)

						Total:	26,000.00	-	-	-	26,000.00
Customer:	CYB1	Virtual Media Lab, Inc.
98603	98603		2/28/2002		Invoice						9,000.00
98604	98604		3/31/2002		Invoice						9,000.00
98609	98609		4/30/2002		Invoice						9,000.00
98629	98629		5/31/2002		Invoice						9,000.00
98640	98640		6/30/2002		Invoice						9,000.00
98649	98649		7/31/2002		Invoice						9,000.00
98660	98660		8/30/2002		Invoice						9,000.00

						Total:	63,000.00	-	-	-	63,000.00

			Total Accounts Receivables Pre-Petition				158,763.50	-	-	60,000.00	98,763.50

PVI-Debtors In Possession
Aging Date: 7/31/03

Doc No.	Apply No.	Order No.	Date	PO No.	Type				0 - 30	31 - 60	61 - 90	Over 90

Customer:	CMN1	Children Miracle Network
98735	98735		6/10/2003		Invoice		6,000.00			6,000.00

						Total:	6,000.00	-	-	6,000.00	-	-

			Total Accounts Receivables Post-Petition				6,000.00	-	-	6,000.00	-	-

Company Totals							164,763.50	-	-	6,000.00	60,000.00	98,763.50

Check Register Report — Fleet DIP Tax — July 2003
by Check Date
PVI-Debtors In Possession
Cash Account: 1000-12-99-000000-000000
Unaudited

Check No.	Check Date	Vendor	Check Amount	Description

Wire	7/14/2003	ADP, Inc.	41,716.13	Tax Filing — Payroll P/E 7/15/03
	7/15/2003	Bank Fees	42.00	Service Fees
Wire	7/30/2003	ADP, Inc.	41,495.46	Tax Filing — Payroll P/E 7/31/03
	7/31/2003	Bank Fees	25.00	Service Fees

	Total Fleet DIP Tax Account		83,278.59

Check Register Report — Fleet DIP General — July 2003
by Check Date
PVI-Debtors In Possession
Cash Account: 1000-11-99-000000-000000
Unaudited

Check No.	Check Date	Vendor	Check Amount	Description

001110	7/1/2003	CDS Cleaning Service	1,350.00	Office Expense
001111	7/2/2003	Easy Pour Coffee Service	62.10	Office Expense
FLT008	7/4/2003	ADP, Inc.	345.12	Payroll Services
001112	7/7/2003	AT& T Wireless Services	181.40	Cell Phone Expense
001113	7/7/2003	AirBorne Express	26.28	Office Expense
001114	7/7/2003	Cliff Bail	108.00	Employee Reimbursement
001115	7/7/2003	CitiCapital	1,553.66	Truck Lease Payment
001116	7/7/2003	Federal Express	294.30	Office Expense
001117	7/7/2003	GE Capital	0.00	Void
001118	7/7/2003	James Green	236.35	Employee Reimbursement
001119	7/7/2003	Metro West Houston	359.32	Office Expense
001120	7/7/2003	Micro Warehouse	1,335.56	Computer Equipment
001121	7/7/2003	Reliable Software	540.00	Software Purchase (Engineering)
001122	7/7/2003	Sunark Venture Research Inc.	3,000.00	Sales Support in Canada
001123	7/7/2003	Verizon	321.55	Telephone Expense
001124	7/7/2003	Verizon	51.40	Telephone Expense
001125	7/7/2003	Samuel Chenillo	139.90	Employee Reimbursement
001126	7/7/2003	Ann Reynolds	79.95	Employee Reimbursement
001127	7/7/2003	GE Capital	923.26	Office Copiers
001128	7/7/2003	Mitchell H Simmons	945.00	Press Release Expenses
001129	7/10/2003	Petty Cash	559.86	Office Expense
001130	7/10/2003	Aberdeen LLC	2,180.00	Equipment Purchases Operations
001131	7/10/2003	Commissioner for Patents	465.00	Patent Expenses
FLT009	7/11/2003	ADP, Inc.	41.75	Payroll Services
Bank Fees	7/11/2003	Fleet Bank	13.00	Services Fees
001132	7/14/2003	ADT Security Services	442.43	Office Expense
001133	7/14/2003	AirBorne Express	33.23	Office Expense
001134	7/14/2003	Cliff Bail	193.90	Employee Reimbursement
001135	7/14/2003	Alan Bress	150.25	Employee Reimbursement
001136	7/14/2003	Bridgecom	1,390.80	Long Distance Service — NJ
001137	7/14/2003	Ceridian	125.00	Employee Benefits
001138	7/14/2003	CobraServ National Svc Ctr	85.00	Employee Benefits
001139	7/14/2003	Con Edison	246.81	Electric Bill for Apartment
001140	7/14/2003	Danone Waters of Noth America	216.11	Office Expense
001141	7/14/2003	Delta Dental	3,181.43	Employee Benefits
001142	7/14/2003	EARTHLINK	150.36	Office Expense
001143	7/14/2003	Federal Express	114.30	Office Expense
001144	7/14/2003	Federal Express	92.86	Office Expense
001145	7/14/2003	James Green	732.23	Employee Reimbursement
001146	7/14/2003	Greta Soltani	50.40	Employee Reimbursement
001147	7/14/2003	Midco Waste Systems	217.60	Office Expense
001148	7/14/2003	PSE&G Co.	2,333.25	Electric Bill for NJ
001149	7/14/2003	Prudential Insurance Co.	1,976.25	Employee Benefits
001150	7/14/2003	Snowbird Corporation	178.68	Office Expense
001151	7/14/2003	Janos Sutyinszky	200.16	Freelancer Reimbursement
001152	7/14/2003	Verizon	51.87	Telephone Expense
001153	7/14/2003	Verizon	659.26	Telephone Expense
001154	7/14/2003	Verizon Wireless	1,698.07	Cell Phone Expense
001155	7/14/2003	Metro West Houston	436.01	Office Expense
001156	7/14/2003	Security Trust	6,690.49	401K Payment
FLT010	7/14/2003	Oren Steinfeld	2,211.27	Sales Support in Asia
IC009	7/14/2003	Synnestvedt Lechner & Woodbridge	3,795.00	Patent Expenses
Bank Fees	7/11/2003	Fleet Bank	42.00	Services Fees
001087	7/15/2003	Carol Bendig	(965.18)	Void (American Express Check)
001157	7/15/2003	Carol Bendig	900.00	Employee Reimbursement
001158	7/15/2003	AT&T	27.67	Telephone Expense
001159	7/15/2003	Cliff Bail	166.00	Employee Reimbursement

Check Register Report — Fleet DIP General — July 2003
by Check Date
PVI-Debtors In Possession
Cash Account: 1000-11-99-000000-000000
Unaudited

Check No.	Check Date	Vendor	Check Amount	Description

001160	7/15/2003	Gary Cogland	112.90	Employee Reimbursement
001161	7/15/2003	Federal Express	147.23	Office Expense
001162	7/15/2003	Federal Express	38.82	Office Expense
001163	7/15/2003	VERIZON	482.24	Telephone Expense
001164	7/15/2003	Western Pest Services	47.70	Office Expense
001165	7/15/2003	Lionel White	107.95	Employee Reimbursement
001166	7/15/2003	James Green	141.50	Employee Reimbursement
Payroll	7/15/2003	Payroll for US Employees	86,396.49	Payroll for July 15 Pay Period
000001	7/17/2003	Fleet Bank	9.00	Banks Fees
00001A	7/17/2003	Lerro Corporation	890.00	Equipment Purchases Operations
00001B	7/17/2003	Allied Electronics	925.00	Equipment Purchases Operations
001168	7/17/2003	AJ Perri, Inc	132.50	Equipment Purchases Operations
Debit	7/17/2003	Ceridian	1,558.47	Employee FSA Benefit
FLT011	7/18/2003	ADP, Inc.	188.65	Payroll Services
001169	7/21/2003	AT&T Wireless	407.91	Telephone Expense
001170	7/21/2003	Carol Bendig	69.95	Employee Reimbursement
001171	7/21/2003	EARTHLINK	68.90	Office Expense
001172	7/21/2003	Federal Express	138.10	Office Expense
001173	7/21/2003	Federal Express	23.39	Office Expense
001174	7/21/2003	Ximin Gong	194.33	Employee Reimbursement
001175	7/21/2003	PSE&G Co.	215.97	Electric Bill for NJ
001176	7/21/2003	Purchase Power	500.00	Postage
001177	7/21/2003	QUILL	482.31	Office Supplies
001178	7/21/2003	Lon Rosen	450.63	Employee Reimbursement
001179	7/21/2003	SBC	285.47	Electric Bill for LA
001180	7/21/2003	Lawrence Samuels	564.39	Employee Reimbursement
001181	7/21/2003	Sentry Self Storage	105.00	Storage Expense
001182	7/21/2003	Mervyn Trappler	232.88	Employee Reimbursement
001183	7/21/2003	Verizon Wireless	193.71	Telephone Expense
001184	7/21/2003	US Trustee Program Payment Ctr	3,750.00	US Trustee Quarterly Fees
001185	7/21/2003	Bowne of New York City, Inc.	950.00	Edgar Form Fees for 8K
001186	7/23/2003	Bowne of New York City, Inc.	1,000.00	Edgar Form Fees for 8K
001187	7/24/2003	Aberdeen LLC	682.00	Equipment Purchases Operations
001188	7/24/2003	Allied Office Products	40.00	Office Supplies
001189	7/24/2003	American Express	5,985.91	Employee Travel Expenses
001190	7/24/2003	American Express	6,577.15	Employee Travel Expenses
001191	7/24/2003	Alan Bress	21.90	Employee Reimbursement
001192	7/24/2003	EARTHLINK	125.80	Software Purchase (Engineering)
001193	7/24/2003	Federal Express	145.85	Truck storage (West Coast)
001194	7/24/2003	Federal Express	58.53	Employee Reimbursement
001195	7/24/2003	GE Capital	830.93	Telephone Expense
001196	7/24/2003	Janos Sutyinszky	300.24	Office Expense
001197	7/24/2003	United Healthcare	33,957.43	Office Expense
001198	7/24/2003	Verizon	75.01	Accounting Support
001199	7/24/2003	Lionel White	20.00	Employee Reimbursement
001200	7/24/2003	Bowne of New York City, Inc.	1,000.00	Employee Travel
001201	7/24/2003	Gary Cogland	227.33	Employee Reimbursement
001202	7/24/2003	Lawrence Samuels	639.01	Employee Reimbursement
001203	7/24/2003	Lawrence Samuels	143.90	Employee Reimbursement
001204	7/24/2003	James Green	45.38	Employee Reimbursement
001205	7/24/2003	Ryan’s Express Inc.	50.95	Office Expense
001206	7/24/2003	Carol Bendig	1,444.11	Employee Reimbursement
FLT012	7/24/2003	Security Trust	0.00	Void
FLT017	7/24/2003	Security Trust	6,690.49	401K Payment
Bank Fees	7/11/2003	Fleet Bank	17.00	Services Fees
FLT013	7/25/2003	ADP, Inc.	50.00	Payroll Services
FLT015	7/25/2003	Micro Warehouse	7,212.87	Computer Equipment
Bank Fees	7/11/2003	Fleet Bank	17.00	Services Fees
001207	7/28/2003	Allied Electronics	286.42	Equipment Purchases Operations
001208	7/28/2003	Lerro Corporation	7,430.00	Equipment Purchases Operations
CC0001	7/29/2003	Sliger Designs	102.00	Office Expense
001210	7/30/2003	AT& T Wireless Services	90.52	Telephone Expense
001211	7/30/2003	Conference Call Service	38.53	Telephone Expense
001212	7/30/2003	Federal Express	81.81	Office Expense
001213	7/30/2003	Federal Express	16.48	Office Expense
001214	7/30/2003	Pitney Bowes Credit Corp.	599.20	Postage Machine in NJ
001215	7/30/2003	Michael Nicholas Sciarrotta	81.10	Employee Reimbursement
001216	7/30/2003	Sterne Kessler Goldstein & Fox	1,373.29	Legal Fees
001217	7/30/2003	Verizon Wireless	745.63	Telephone Expense
001218	7/30/2003	Wheeler, Tom	439.86	Employee Reimbursement
001219	7/30/2003	Colonial Medical Ins Co Ltd	1,219.00	Employee Benefits
001220	7/30/2003	CitiCapital	1,553.66	Truck Lease Payment
001221	7/30/2003	CDS Cleaning Service	1,404.50	Office Expense
001222	7/30/2003	First Industrial, L.P.	13,755.48	Rent for NJ Office

Check Register Report — Fleet DIP General — July 2003
by Check Date
PVI-Debtors In Possession
Cash Account: 1000-11-99-000000-000000
Unaudited

Check No.	Check Date	Vendor	Check Amount	Description

001223	7/30/2003	Raphael Shaya Grantor Trust	3,200.00	Rent for NY Apartment
001224	7/30/2003	Metro West Houston	406.51	Office Expense
001225	7/30/2003	Micro Office Solutions LLC	5,750.00	Rent for NY Office
001226	7/30/2003	Sunark Venture Research Inc.	3,000.00	Sales Support in Canada
001227	7/30/2003	Alan Bress	57.62	Employee Reimbursement
1214A	7/30/2003	Pitney Bowes Credit Corp	381.54	Postage Machine in NY
FLT016	7/30/2003	Oren Steinfeld	2,211.27	Sales Support in Asia
Bank Fees	7/11/2003	Fleet Bank	23.50	Services Fees
001229	7/31/2003	Security Trust	188.05	401K Admin Costs
001230	7/31/2003	Delaware Secretary of State	3,761.78	Franchise Tax
001231	7/31/2003	Synnestvedt Lechner & Woodbridge	2,578.00	Patent Expenses
001232	7/31/2003	Synnestvedt Lechner & Woodbridge	5,392.00	Patent Expenses
CC0002	7/31/2003	Micro Warehouse	203.83	Computer Equipment
FLT018	7/31/2003	PVI Israel	28,900.00	Wire for operational expenses
Payroll	7/31/2003	Payroll for US Employees	83,465.89	Payroll for July 31 Pay Period
Bank Fees	7/11/2003	Fleet Bank	24.50	Services Fees

	Total Fleet DIP General Account		378,868.42

		Total July Cash Disbursement	462,147.01

Princeton Video Image Fleet DIP General Account Acct# 9420038735 G/L Acct # 1000-11-99	UNAUDITED

July 31, 2003

Balance per bank	7/31/2003	242,788.18
Debit Card Purchase — MicroWarehouse	7/21/2003	131.74
Debit Card Purchase — Sliger Designs Sparks	7/30/2003	47.39
Outstanding Checks		(121,414.87)

Ending Balance per Analysis		121,552.44

Ending balance per general ledger	7/31/2003	121,552.44
difference		0.00

1

Princeton Video Image Fleet DIP Tax Account Acct# 9420038751 G/L Acct # 1000-12-99	UNAUDITED

July 31, 2003

Balance per bank	7/31/2003	2,871.43
Less:

Ending Balance per Analysis		2,871.43

Ending balance per general ledger	7/31/2003	2,871.43

Difference		0.00

2

Princeton Video Image PNC Medical Acct# 80-1089-6417 G/L Acct # 1000-22-99

July 31, 2003

			Outstanding checks
Balance per bank	7/31/2003	0.00
Less:
Outstanding Checks		0.00

Ending Balance per Analysis		0.00

Ending balance per general ledger	7/31/2003	0.00

Difference		0.00

Princeton Video Image PNC Business Checking (FSA) Acct# 80-1089-6425 G/L Acct # 1000-24-99	UNAUDITED

July 31, 2003

Balance per bank	7/31/2003	46.12
Less:

Ending Balance per Analysis		46.12

Ending balance per general ledger	7/31/2003	46.12

Difference		0.00

Princeton Video Image PNC Operating Acct# 80-1309-6044 G/L Acct # 1000-25-99	UNAUDITED

July 31, 2003

Balance per bank	7/31/2003	(278.16)
Outstanding Checks		0.00
2x Fees by PNC (7/29 & 7/31)	7/31/2003	278.16

Ending Balance per Analysis		0.00

Ending balance per general ledger	7/31/2003	0.00
difference		0.00

O/S Cks at 7/31/03

Date	CK #	Amt

0.00

Princeton Video Image
PNC Payroll
Acct# 80-1309-6036
G/L Acct # 1000-26-99

July 31, 2003

Balance per bank	7/31/2003	0.00
Outstanding Checks		0.00
DS Fica Recalc 5/30/03 payroll		(28.31)

Ending Balance per Analysis		(28.31)

Ending balance per general ledger	7/31/2003	(28.31)

Difference		(0.00)

Checks cleared bank-not booked

Check date	Check no.	Amount	Payee

—

Outstanding Checks

Check date	Check no.	Amount

—
—

Princeton Video Image
PNC Working Cash
Acct# 80-1309-6001
G/L Acct # 1000-27-99

July 31, 2003

Balance per bank	7/31/2003	0.00

Ending Balance per Analysis		0.00

Ending balance per general ledger	7/31/2003	0.00

Difference		0.00

Princeton Video Image
Painewebber Invest Acct.
Acct# PT-43402-55
G/L Acct # 1000-30-99

July 31, 2003

Balance per bank	7/31/2003	$29.73	(1)

Ending Balance per Analysis	7/31/2003	29.73

Ending balance per general ledger	7/31/2003	29.73

Difference		$—

(1) Excludes Securities Held to Maturity

Office of the United States Trustee
One Newark Center
Suite 2100
Attn: Joseph C. Kern
Newark, New Jersey 07102

Princeton Video Image, Inc.
Case # 03-27973 (KCF)
15 Princess Rd.
Lawrenceville, NJ 08648

August 20, 2003

Debtor Questionnaire – July 2003

1)	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. NO

2)	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. NO.

3)	Have all post petition tax returns been timely filed? ? If no, provide an explanation below. YES

4)	Are workers compensation, general liability, and other necessary insurance coverages in effect? ? If no, provide an explanation below. YES

15 Princess Road • Lawrenceville, NJ 08648 • 609-912-9400 • FAX 609-912-0044
36 West 20th Street • 3rd Floor• New York, NY 10011 • 646-201-5283 • Fax 646-435-0101
www.pvi-inc.com

FOX ROTHSCHILD LLP
(Formed in the Commonwealth of Pennsylvania)
Princeton Pike Corporate Center
997 Lenox Drive, Building 3
Lawrenceville, New Jersey 08648
(609) 896-3600; (609) 896-1469 (fax)
Teresa M. Dorr, Esquire (TD 3845)
Counsel for Princeton Video Image, Inc.
Debtor and Debtor in Possession

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF NEW JERSEY

IN THE MATTER OF:

PRINCETON VIDEO IMAGE, INC.,	CHAPTER 11

Debtor	Case No.: 03-27973 KCF

EXHIBIT “A” TO JULY MONTHLY OPERATING REPORT
(DOCKET NO. 162)

Fleet

Small Business Services

Small Business Statement
7/01/2003 through 7/31/2003

#BWNHNBL
PRINCETON VIDEO IMAGE INC
GENERAL ACCOUNT
15 PRINCESS RD
LAWRENCEVILLE NJ 08648

WHAT'S NEW

Fleet. A Smart Decision

Need help managing your cash flow? Accessing affordable financing fast? Processing payroll? Whatever your need, you've come to the right bank. At Fleet, we can help you make smarter financial decisions. But expert guidance isn't all we can offer your business. We also offer --

* **A wide range of deposit, savings, borrowing, and retirement solutions.**
* **A comprehensive package of financial services for one low monthly fee.**
* **Dedicated business specialists who understand your needs.**
* **24/7 money management with Fleet Officelink(R) Online Banking.**

To find out how we can help your small business prosper, call 1-800-FLEET-BIZ, stop by your nearest Fleet branch, or visit us online at fleet.com/smallbiz.

Service For Your Small Business Relationship...24 Hours a Day!

We help you manage your accounts 24 hours a day, 7 days a week via the phone, online, or at the ATM. Check up-to-the-minute balances, review recent account activity, transfer funds or get fast answers to your questions.

- **Small Business Telephone Banking:** Call 1-800-FLEET-BIZ (1-800-353-3824) and use your account number and Small Business Telephone Access Code to get information on a specific account. Or, use your Small Business Access Card number and PIN to access all of your linked accounts and transfer funds.
- **Fleet OfficeLink (sm) online banking:** Visit smallbiz.fleet.com and log on with your Small Business Access Card number and PIN.
- **Fleet ATMs:** Use your Small Business Access Card and PIN at more than 3,400 Fleet ATMs from Maine to Florida.

If you have detailed questions about your account, or want to learn more about Small Business products and services, call the Small Business Telephone Center at 1-800-FLEET-BIZ (1-800-353-3824) or visit us online at smallbiz.fleet.com.

201 M 2 027

068295781 D9420038735
1 - 7

[SET NEW TEXT HERE]

Fleet
Small Business Services

Small Business Statement
7/01/2003 through 7/31/2003
Page 1 of 12
Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

Your Financial Summary

Deposit Accounts		Average Daily Balance	Current Balance
Small Business Value Package Checking	9420038735	$132,307.43	$242,788.18
Small Business Simplified Checking	9420038751	$2,891.91	$2,871.43
Average/Total Deposits		**$135,199.34**	**$245,659.61**

Total Deposits	**$245,659.61**

068295781
2 - 7

[SET NEW TEXT HERE]

Fleet

Small Business Services

Small Business Statement

7/01/2003 through 7/31/2003
Page 3 of 12
Telephone Center 1-800-FLEET-BIZ (1-800-353-3824)

Account continued from previous page

Small Business Value Package Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038735
Small Business Telephone Access Code 8762

Check #	Posting Date	Amount	Check #	Posting Date	Amount	Check #	Posting Date	Amount
1186	07/24	1,000.00	9053	07/01	2,243.90	9087	07/15	2,986.13
1187	07/29	682.00	9054	07/03	1,993.35	9088	07/15	1,025.94
1188	07/28	40.00	9055	07/10	2,720.90	9089	07/15	1,635.99
1189	07/28	5,985.91	9056	07/02	1,464.47	9090	07/15	3,057.67
1190	07/28	6,577.15	9057	07/07	505.59	9091	07/22	2,243.90
1191	07/29	21.90	9058	07/14	1,842.99	9092	07/17	1,993.37
1192	07/30	125.80	9059	07/03	772.01	9093	07/18	2,720.90
1193	07/28	145.85	9060	07/02	1,457.00	9094	07/17	1,477.65
1194	07/28	58.53	9061	07/03	1,360.02	9095	07/23	54.87
1195	07/28	830.93	9062	07/01	2,905.13	9097*	07/15	1,474.16
1196	07/29	300.24	9063	07/03	1,809.91	9098	07/17	959.82
1197	07/28	33,957.43	9064	07/01	2,836.57	9099	07/16	2,899.51
1198	07/28	75.01	9065	07/07	1,098.08	9100	07/16	310.69
1200*	07/25	1,000.00	9066	07/01	1,154.88	9101	07/17	1,809.90
1205*	07/30	50.95	9067	07/01	2,917.92	9102	07/28	2,836.59
1206	07/28	1,444.11	9068	07/02	4,583.61	9103	07/17	1,098.10
1207	07/30	286.42	9069	07/01	1,507.55	9104	07/15	1,600.65
1208	07/30	7,430.00	9070	07/01	2,527.34	9105	07/15	2,917.91
1227*	07/31	57.62	9071	07/01	1,462.74	9106	07/15	4,583.61
9036*	07/01	5,049.57	9072	07/03	983.88	9107	07/15	1,507.54
9037	07/01	5,294.84	9073	07/18	5,470.65	9108	07/15	2,442.46
9039*	07/01	3,279.99	9074	07/17	5,180.56	9109	07/16	1,462.76
9040	07/02	2,010.42	9075	07/18	914.12	9110	07/21	983.88
9042*	07/07	3,424.68	9076	07/16	2,136.71	9113*	07/31	2,136.71
9043	07/01	1,826.46	9077	07/21	3,280.00	9116*	07/31	1,804.73
9044	07/02	2,887.64	9078	07/18	2,010.43	9120*	07/31	2,523.20
9045	07/01	2,523.20	9079	07/15	1,804.75	9125*	07/31	1,025.96
9046	07/01	3,286.43	9080	07/15	3,422.24	9131*	07/31	1,483.74
9047	07/07	1,876.96	9081	07/15	1,826.46	9133*	07/31	1,474.16
9048	07/09	3,515.48	9082	07/16	2,887.63	9137*	07/31	1,649.50
9049	07/01	2,986.12	9083	07/16	2,523.20	9143*	07/31	1,507.55
9050	07/01	1,042.91	9084	07/16	3,286.43			
9051	07/01	1,636.00	9085	07/18	1,876.96			
9052	07/01	3,057.68	9086	07/24	3,515.25			

201 Checks For $364,483.63

*Skip in sequential check numbers

Account Activity

Date	Description	+/-	Credit/Debit	Balance
7/01	**Opening Balance**			**$239,978.40**
7/01	Check Paid # 1093	-	$15,923.51	$224,054.89
7/01	Check Paid # 9046	-	$3,286.43	$220,768.46
7/01	Check Paid # 9053	-	$2,243.90	$218,524.56

continues
068295781
3 - 7

[SET NEW TEXT HERE]

Fleet

Small Business Services

Small Business Statement

7/01/2003 through 7/31/2003
Page 4 of 12

Telephone Center 1-800-FLEET-BIZ (1-800-353-3824)

Account continued from previous page

Small Business Value Package Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038735
Small Business Telephone Access Code 8762

Account Activity

Date	Description	+/-	Credit/Debit	Balance
7/01	Check Paid # 9064	-	$2,836.57	$215,687.99
7/01	Check Paid # 1090	-	$520.71	$215,167.28
7/01	Check Paid # 1106	-	$326.29	$214,840.99
7/01	Check Paid # 9039	-	$3,279.99	$211,561.00
7/01	Check Paid # 9043	-	$1,826.46	$209,734.54
7/01	Check Paid # 9045	-	$2,523.20	$207,211.34
7/01	Check Paid # 9050	-	$1,042.91	$206,168.43
7/01	Check Paid # 9062	-	$2,905.13	$203,263.30
7/01	Check Paid # 9069	-	$1,507.55	$201,755.75
7/01	Check Paid # 1052	-	$68.00	$201,687.75
7/01	Check Paid # 1082	-	$45.00	$201,642.75
7/01	Check Paid # 1083	-	$322.14	$201,320.61
7/01	Check Paid # 1088	-	$161.31	$201,159.30
7/01	Check Paid # 1089	-	$116.66	$201,042.64
7/01	Check Paid # 1091	-	$207.45	$200,835.19
7/01	Check Paid # 1092	-	$92.93	$200,742.26
7/01	Check Paid # 1098	-	$35,009.31	$165,732.95
7/01	Check Paid # 1099	-	$172.77	$165,560.18
7/01	Check Paid # 9036	-	$5,049.57	$160,510.61
7/01	Check Paid # 9037	-	$5,294.84	$155,215.77
7/01	Check Paid # 9049	-	$2,986.12	$152,229.65
7/01	Check Paid # 9051	-	$1,636.00	$150,593.65
7/01	Check Paid # 9052	-	$3,057.68	$147,535.97
7/01	Check Paid # 9066	-	$1,154.88	$146,381.09
7/01	Check Paid # 9067	-	$2,917.92	$143,463.17
7/01	Check Paid # 9070	-	$2,527.34	$140,935.83
7/01	Check Paid # 9071	-	$1,462.74	$139,473.09
7/02	Check Paid # 1077	-	$6.10	$139,466.99
7/02	Check Paid # 1100	-	$187.12	$139,279.87
7/02	Check Paid # 1105	-	$5,750.00	$133,529.87
7/02	Check Paid # 1107	-	$109.62	$133,420.25
7/02	Check Paid # 9040	-	$2,010.42	$131,409.83
7/02	Check Paid # 9044	-	$2,887.64	$128,522.19
7/02	Check Paid # 9056	-	$1,464.47	$127,057.72
7/02	Check Paid # 9060	-	$1,457.00	$125,600.72
7/02	Check Paid # 9068	-	$4,583.61	$121,017.11
7/03	Check Paid # 9063	-	$1,809.91	$119,207.20
7/03	Check Paid # 1030	-	$456.97	$118,750.23
7/03	Check Paid # 1085	-	$14.00	$118,736.23
7/03	Check Paid # 1094	-	$392.38	$118,343.85
7/03	Check Paid # 1096	-	$72.00	$118,271.85
7/03	Check Paid # 1101	-	$250.20	$118,021.65
7/03	Check Paid # 1109	-	$2,345.00	$115,676.65
7/03	Check Paid # 9054	-	$1,993.35	$113,683.30
7/03	Check Paid # 9059	-	$772.01	$112,911.29
7/03	Check Paid # 9061	-	$1,360.02	$111,551.27
7/03	Check Paid # 9072	-	$983.88	$110,567.39
7/07	Adp Payroll Adp - Fees 030707 105Dy 2113010 Princeton Video Image 020031841782219 Ccd	-	$345.12	$110,222.27
7/07	Check Paid # 1108	-	$3,200.00	$107,022.27
7/07	Check Paid # 9065	-	$1,098.08	$105,924.19

continues

068295781

[SET NEW TEXT HERE]

Fleet

Small Business Services

Small Business Statement

7/01/2003 through 7/31/2003

Page 4 of 12

Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

Account continued from previous page

Small Business Value Package Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038735
Small Business Telephone Access Code 8762

Account Activity

Date	Description	+/-	Credit/Debit	Balance
7/01	Check Paid # 9064	-	$2,836.57	$215,687.99
7/01	Check Paid # 1090	-	$520.71	$215,167.28
7/01	Check Paid # 1106	-	$326.29	$214,840.99
7/01	Check Paid # 9039	-	$3,279.99	$211,561.00
7/01	Check Paid # 9043	-	$1,826.46	$209,734.54
7/01	Check Paid # 9045	-	$2,523.20	$207,211.34
7/01	Check Paid # 9050	-	$1,042.91	$206,168.43
7/01	Check Paid # 9062	-	$2,905.13	$203,263.30
7/01	Check Paid # 9069	-	$1,507.55	$201,755.75
7/01	Check Paid # 1052	-	$68.00	$201,687.75
7/01	Check Paid # 1082	-	$45.00	$201,642.75
7/01	Check Paid # 1083	-	$322.14	$201,320.61
7/01	Check Paid # 1088	-	$161.31	$201,159.30
7/01	Check Paid # 1089	-	$116.66	$201,042.64
7/01	Check Paid # 1091	-	$207.45	$200,835.19
7/01	Check Paid # 1092	-	$92.93	$200,742.26
7/01	Check Paid # 1098	-	$35,009.31	$165,732.95
7/01	Check Paid # 1099	-	$172.77	$165,560.18
7/01	Check Paid # 9036	-	$5,049.57	$160,510.61
7/01	Check Paid # 9037	-	$5,294.84	$155,215.77
7/01	Check Paid # 9049	-	$2,986.12	$152,229.65
7/01	Check Paid # 9051	-	$1,636.00	$150,593.65
7/01	Check Paid # 9052	-	$3,057.68	$147,535.97
7/01	Check Paid # 9066	-	$1,154.88	$146,381.09
7/01	Check Paid # 9067	-	$2,917.92	$143,463.17
7/01	Check Paid # 9070	-	$2,527.34	$140,935.83
7/01	Check Paid # 9071	-	$1,462.74	$139,473.09
7/02	Check Paid # 1077	-	$6.10	$139,466.99
7/02	Check Paid # 1100	-	$187.12	$139,279.87
7/02	Check Paid # 1105	-	$5,750.00	$133,529.87
7/02	Check Paid # 1107	-	$109.62	$133,420.25
7/02	Check Paid # 9040	-	$2,010.42	$131,409.83
7/02	Check Paid # 9044	-	$2,887.64	$128,522.19
7/02	Check Paid # 9056	-	$1,464.47	$127,057.72
7/02	Check Paid # 9060	-	$1,457.00	$125,600.72
7/02	Check Paid # 9068	-	$4,583.61	$121,017.11
7/03	Check Paid # 9063	-	$1,809.91	$119,207.20
7/03	Check Paid # 1030	-	$456.97	$118,750.23
7/03	Check Paid # 1085	-	$14.00	$118,736.23
7/03	Check Paid # 1094	-	$392.38	$118,343.85
7/03	Check Paid # 1096	-	$72.00	$118,271.85
7/03	Check Paid # 1101	-	$250.20	$118,021.65
7/03	Check Paid # 1109	-	$2,345.00	$115,676.65
7/03	Check Paid # 9054	-	$1,993.35	$113,683.30
7/03	Check Paid # 9059	-	$772.01	$112,911.29
7/03	Check Paid # 9061	-	$1,360.02	$111,551.27
7/03	Check Paid # 9072	-	$983.88	$110,567.39
7/07	Adp Payroll Adp - Fees 030707 105Dy 2113010 Princeton Video Image 020031841782219 Ccd	-	$345.12	$110,222.27
7/07	Check Paid # 1108	-	$3,200.00	$107,022.27
7/07	Check Paid # 9065	-	$1,098.08	$105,924.19

continues

068295781

[SET NEW TEXT HERE]

Fleet

Small Business Services

Small Business Statement
7/01/2003 through 7/31/2003
Page 5 of 12
Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

Account continued from previous page

Small Business Value Package Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038735
Small Business Telephone Access Code 8762

Account Activity

Date	Description	+/-	Credit/Debit	Balance
7/07	Check Paid # 1103	-	$6,889.12	$99,035.07
7/07	Check Paid # 1104	-	$372.00	$98,663.07
7/07	Check Paid # 1111	-	$62.10	$98,600.97
7/07	Check Paid # 9042	-	$3,424.68	$95,176.29
7/07	Check Paid # 9047	-	$1,876.96	$93,299.33
7/07	Check Paid # 9057	-	$505.59	$92,793.74
7/08	Check Paid # 1128	-	$945.00	$91,848.74
7/09	Check Paid # 1110	-	$1,350.00	$90,498.74
7/09	Check Paid # 9048	-	$3,515.48	$86,983.26
7/10	Check Paid # 1116	-	$294.30	$86,688.96
7/10	Check Paid # 1124	-	$51.04	$86,637.92
7/10	Check Paid # 9055	-	$2,720.90	$83,917.02
7/10	Check Paid # 1122	-	$3,000.00	$80,917.02
7/11	Funds Transfer Credit 07/11/03 023637 9999030711023637 20030711122523Es Pvi Virtual Media Services, Ll	+	**$35,000.00**	$115,917.02
7/11	Service Fee	-	$6.50	$115,910.52
7/11	Funds Transfer Credit 07/11/03 018259 9999030711018259 850050049090Ah Princeton Video Image Israel L	+	**$139,975.00**	$255,885.52
7/11	Service Fee	-	$6.50	$255,879.02
7/11	Adp Payroll Adp - Fees 030711 105Dy 2287943 Princeton Video Image 020031915889365 Ccd	-	$41.75	$255,837.27
7/11	Check Paid # 1129	-	$559.86	$255,277.41
7/11	Check Paid # 1127	-	$923.26	$254,354.15
7/14	Funds Trnsf Officer Assist Chg 07/14/03 026466 9999030714026466 Princeton Video			$254,354.15
7/14	Service Fee	-	$25.00	$254,329.15
7/14	Funds Trsf Intl Us$ Nonrepeat 07/14/03 026466 9999030714026466 Princeton Video Sci Del Asia Pacific	-	$2,211.27	$252,117.88
7/14	Service Fee	-	$17.00	$252,100.88
7/14	Officelink Transfer To Checking 27-9420038751	-	$41,716.13	$210,384.75
7/14	*ceridia Fsa Pma Manual 071103 100339 Princeton Video 020031950225754 Ccd	-	$2,688.96	$207,695.79
7/14	Check Paid # 1123	-	$321.55	$207,374.24
7/14	Check Paid # 9058	-	$1,842.99	$205,531.25
7/14	Check Paid # 1113	-	$26.28	$205,504.97
7/14	Check Paid # 1120	-	$1,335.56	$204,169.41
7/14	Check Paid # 1130	-	$2,180.00	$201,989.41
7/15	Business Deposit	+	**$2,500.80**	$204,490.21
7/15	Check Paid # 9097	-	$1,474.16	$203,016.05
7/15	Check Paid # 9087	-	$2,986.13	$200,029.92
7/15	Check Paid # 9089	-	$1,635.99	$198,393.93
7/15	Check Paid # 9090	-	$3,057.67	$195,336.26

continues

068295781
4 - 7

[SET NEW TEXT HERE]

Fleet
Small Business Services

Small Business Statement
7/01/2003 through 7/31/2003
Page 6 of 12
Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

Account continued from previous page

Small Business Value Package Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038735
Small Business Telephone Access Code 8762

Account Activity

Date	Description	+/-	Credit/Debit	Balance
7/15	Check Paid # 9104	-	$1,600.65	$193,735.61
7/15	Check Paid # 9105	-	$2,917.91	$190,817.70
7/15	Check Paid # 9106	-	$4,583.61	$186,234.09
7/15	Check Paid # 9108	-	$2,442.46	$183,791.63
7/15	Check Paid # 1126	-	$79.95	$183,711.68
7/15	Check Paid # 9079	-	$1,804.75	$181,906.93
7/15	Check Paid # 9080	-	$3,422.24	$178,484.69
7/15	Check Paid # 9081	-	$1,826.46	$176,658.23
7/15	Check Paid # 9088	-	$1,025.94	$175,632.29
7/15	Check Paid # 9107	-	$1,507.54	$174,124.75
7/15	Check Paid # 1114	-	$108.00	$174,016.75
7/15	Check Paid # 1115	-	$1,553.66	$172,463.09
7/15	Check Paid # 1119	-	$359.32	$172,103.77
7/16	Check Paid # 9076	-	$2,136.71	$169,967.06
7/16	Check Paid # 1146	-	$50.40	$169,916.66
7/16	Check Paid # 1160	-	$112.90	$169,803.76
7/16	Check Paid # 9082	-	$2,887.63	$166,916.13
7/16	Check Paid # 9084	-	$3,286.43	$163,629.70
7/16	Check Paid # 1165	-	$107.95	$163,521.75
7/16	Check Paid # 9083	-	$2,523.20	$160,998.55
7/16	Check Paid # 9099	-	$2,899.51	$158,099.04
7/16	Check Paid # 9100	-	$310.69	$157,788.35
7/16	Check Paid # 9109	-	$1,462.76	$156,325.59
7/16	Check Paid # 1135	-	$150.25	$156,175.34
7/17	Business Deposit	+	**$4,521.07**	$160,696.41
7/17	*ceridia Fsa Debit 071503 101156 Princeton ecom 020031972868098 Ppd	-	$1,558.47	$159,137.94
7/17	Check Paid # 1132	-	$442.43	$158,695.51
7/17	Check Paid # 1136	-	$1,390.80	$157,304.71
7/17	Check Paid # 1143	-	$114.30	$157,190.41
7/17	Check Paid # 1144	-	$92.86	$157,097.55
7/17	Check Paid	-	$1,824.00	$155,273.55
7/17	Check Paid # 1084	-	$686.00	$154,587.55
7/17	Check Paid # 1141	-	$3,181.43	$151,406.12
7/17	Check Paid # 9101	-	$1,809.90	$149,596.22
7/17	Check Paid # 9103	-	$1,098.10	$148,498.12
7/17	Check Paid # 1151	-	$200.16	$148,297.96
7/17	Check Paid # 9074	-	$5,180.56	$143,117.40
7/17	Check Paid # 9092	-	$1,993.37	$141,124.03
7/17	Check Paid # 9094	-	$1,477.65	$139,646.38
7/17	Check Paid # 9098	-	$959.82	$138,686.56
7/18	Adp Payroll Adp - Fees 030718 105Dy 2552424 Princeton Video Image 020031983852937 Ccd	-	$188.65	$138,497.91
7/18	Check Paid # 1153	-	$659.26	$137,838.65
7/18	Check Paid # 1156	-	$6,690.49	$131,148.16
7/18	Check Paid # 1163	-	$482.24	$130,665.92
7/18	Check Paid # 1152	-	$51.87	$130,614.05
7/18	Check Paid # 9075	-	$914.12	$129,699.93
7/18	Check Paid # 1112	-	$181.40	$129,518.53
7/18	Check Paid # 1118	-	$236.35	$129,282.18

continues
068295781

[SET NEW TEXT HERE]

Fleet

Small Business Services

Small Business Statement

7/01/2003 through 7/31/2003

Page 7 of 12

Telephone Center 1-800-FLEET-BIZ (1-800-353-3824)

Account continued from previous page

Small Business Value Package Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038735
Small Business Telephone Access Code 8762

Account Activity

Date	Description	+/-	Credit/Debit	Balance
7/18	Check Paid # 1131	-	$465.00	$128,817.18
7/18	Check Paid # 1140	-	$216.11	$128,601.07
7/18	Check Paid # 1145	-	$732.23	$127,868.84
7/18	Check Paid # 1150	-	$178.68	$127,690.16
7/18	Check Paid # 9073	-	$5,470.65	$122,219.51
7/18	Check Paid # 9078	-	$2,010.43	$120,209.08
7/18	Check Paid # 9085	-	$1,876.96	$118,332.12
7/18	Check Paid # 9093	-	$2,720.90	$115,611.22
7/21	Check Paid # 1139	-	$246.81	$115,364.41
7/21	Check Paid # 9077	-	$3,280.00	$112,084.41
7/21	Check Paid # 1134	-	$193.90	$111,890.51
7/21	Check Paid # 1137	-	$125.00	$111,765.51
7/21	Check Paid # 1138	-	$85.00	$111,680.51
7/21	Check Paid # 1142	-	$150.36	$111,530.15
7/21	Check Paid # 1149	-	$1,976.25	$109,553.90
7/21	Check Paid # 1154	-	$1,698.07	$107,855.83
7/21	Check Paid # 1155	-	$436.01	$107,419.82
7/21	Check Paid # 1157	-	$900.00	$106,519.82
7/21	Check Paid # 1158	-	$27.67	$106,492.15
7/21	Check Paid # 1159	-	$166.03	$106,326.12
7/21	Check Paid # 1161	-	$147.23	$106,178.89
7/21	Check Paid # 1162	-	$38.82	$106,140.07
7/21	Check Paid # 1164	-	$47.70	$106,092.37
7/21	Check Paid # 9110	-	$983.88	$105,108.49
7/21	Debit Card Purchase Mwi*micro Warehouse 800-285-7080 NJ	-	$131.74	$104,976.75
7/22	Business Deposit	+	**$7,730.36**	$112,707.11
7/22	Check Paid # 1185	-	$950.00	$111,757.11
7/22	Check Paid # 1148	-	$2,333.25	$109,423.86
7/22	Check Paid # 1133	-	$33.23	$109,390.63
7/22	Check Paid # 9091	-	$2,243.90	$107,146.73
7/23	Check Paid # 1147	-	$217.60	$106,929.13
7/23	Check Paid # 1168	-	$132.50	$106,796.63
7/23	Check Paid # 1167	-	$2,261.23	$104,535.40
7/23	Check Paid # 1174	-	$194.33	$104,341.07
7/23	Check Paid # 9095	-	$54.87	$104,286.20
7/24	Fund Trsf Outgoing Nonrepeat 07/24/03 019026 9999030724019026 Princeton Video Security Trust Retirement	-	$6,690.49	$97,595.71
7/24	Service Fee	-	$17.00	$97,578.71
7/24	*ceridia Fsa Debit 072203 100339 Princeton Video Image 020032047248056 Ppd	-	$378.30	$97,200.41
7/24	Check Paid # 1172	-	$138.10	$97,062.31
7/24	Check Paid # 1173	-	$23.39	$97,038.92
7/24	Check Paid # 1186	-	$1,000.00	$96,038.92
7/24	Check Paid # 1170	-	$69.95	$95,968.97
7/24	Check Paid # 9086	-	$3,515.25	$92,453.72

continues

068295781
5 - 7

[SET NEW TEXT HERE]

Fleet
Small Business Services

Small Business Statement

7/01/2003 through 7/31/2003
Page 8 of 12
Telephone Center 1-800-FLEET-BIZ (1-800-353-3824)

Account continued from previous page

Small Business Value Package Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038735
Small Business Telephone Access Code 8762

Account Activity

Date	Description	+/-	Credit/Debit	Balance
7/25	Fund Trsf Outgoing Nonrepeat 07/25/03 037552 9999030725037552 Princeton Video Microwarehouse Inc	-	$7,212.87	$85,240.85
7/25	Service Fee	-	$17.00	$85,223.85
7/25	Adp Payroll Adp - Fees 030725 105Dy 2754420 Princeton Video Image 020032050506603 Ccd	-	$50.00	$85,173.85
7/25	Check Paid # 1200	-	$1,000.00	$84,173.85
7/25	Check Paid # 1175	-	$215.97	$83,957.88
7/25	Check Paid # 1121	-	$540.00	$83,417.88
7/25	Check Paid # 1166	-	$141.50	$83,276.38
7/25	Check Paid # 1171	-	$68.90	$83,207.48
7/25	Check Paid # 1184	-	$3,750.00	$79,457.48
7/28	Check Paid # 1125	-	$139.90	$79,317.58
7/28	Check Paid # 1180	-	$564.39	$78,753.19
7/28	Check Paid # 1193	-	$145.85	$78,607.34
7/28	Check Paid # 1194	-	$58.53	$78,548.81
7/28	Check Paid # 1195	-	$830.93	$77,717.88
7/28	Check Paid # 1197	-	$33,957.43	$43,760.45
7/28	Check Paid # 1198	-	$75.01	$43,685.44
7/28	Check Paid # 9102	-	$2,836.59	$40,848.85
7/28	Check Paid # 1182	-	$232.88	$40,615.97
7/28	Check Paid # 1188	-	$40.00	$40,575.97
7/28	Check Paid # 1095	-	$71.95	$40,504.02
7/28	Check Paid # 1176	-	$500.00	$40,004.02
7/28	Check Paid # 1177	-	$482.31	$39,521.71
7/28	Check Paid # 1179	-	$285.47	$39,236.24
7/28	Check Paid # 1181	-	$105.00	$39,131.24
7/28	Check Paid # 1183	-	$193.71	$38,937.53
7/28	Check Paid # 1189	-	$5,985.91	$32,951.62
7/28	Check Paid # 1190	-	$6,577.15	$26,374.47
7/28	Check Paid # 1206	-	$1,444.11	$24,930.36
7/29	Business Deposit	+	**$43,571.05**	$68,501.41
7/29	Check Paid # 1196	-	$300.24	$68,201.17
7/29	Check Paid # 1178	-	$450.63	$67,750.54
7/29	Check Paid # 1187	-	$682.00	$67,068.54
7/29	Check Paid # 1191	-	$21.90	$67,046.64
7/30	Funds Transfer Credit 07/30/03 035386 9999030730035386 20030730152632Ep Pvi Virtual Media Services, Ll	+	**$270,000.00**	$337,046.64
7/30	Service Fee	-	$6.50	$337,040.14
7/30	Funds Trsf Intl Us$ Nonrepeat 07/30/03 023719 9999030730023719 Princeton Video Scidel Asia Pacific	-	$2,211.27	$334,828.87
7/30	Service Fee	-	$17.00	$334,811.87
7/30	Officelink Transfer To Checking 27-9420038751	-	$41,495.46	$293,316.41
7/30	Check Paid # 1207	-	$286.42	$293,029.99
7/30	Check Paid # 1192	-	$125.80	$292,904.19
7/30	Check Paid # 1205	-	$50.95	$292,853.24
7/30	Check Paid # 1208	-	$7,430.00	$285,423.24

continues
068295781

[SET NEW TEXT HERE]

Fleet

Small Business Services

Small Business Statement

7/01/2003 through 7/31/2003
Page 9 of 12

Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

Account continued from previous page

Small Business Value Package Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038735
Small Business Telephone Access Code 8762

Account Activity

Date	Description	+/-	Credit/Debit	Balance
7/30	Debit Card Purchase Sliger Designs Sparks NV	-	$47.39	$285,375.85
7/31	Funds Trsf Intl Us$ Nonrepeat 07/31/03 011804 9999030731011804 Princeton Video Princeton Video Image Israel L	-	$28,900.00	$256,475.85
7/31	Service Fee	-	$17.00	$256,458.85
7/31	Check Paid # 1227	-	$57.62	$256,401.23
7/31	Check Paid # 9113	-	$2,136.71	$254,264.52
7/31	Check Paid # 9131	-	$1,483.74	$252,780.78
7/31	Check Paid # 9133	-	$1,474.16	$251,306.62
7/31	Check Paid # 9116	-	$1,804.73	$249,501.89
7/31	Check Paid # 9120	-	$2,523.20	$246,978.69
7/31	Check Paid # 9125	-	$1,025.96	$245,952.73
7/31	Check Paid # 9137	-	$1,649.50	$244,303.23
7/31	Check Paid # 9143	-	$1,507.55	$242,795.68
7/31	Account Activity Fees	-	$7.50	$242,788.18
7/31	**Ending Balance**			**$242,788.18**

Account Activity Fees Summary - Itemized

Posting Date	Description	Amount
7/31	Excess Transaction Fee	$7.50
Total		**$7.50**

068295781
6 - 7

[SET NEW TEXT HERE]

Fleet
Small Business Services

Small Business Statement
7/01/2003 through 7/31/2003
Page 10 of 12
Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

Small Business Simplified Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038751
Small Business Telephone Access Code 8778

Opening Balance	(+)Deposits/Credits		(-)Withdrawals/Debits		Ending Balance
$2,916.00	$83,226.22	(3)	$83,270.79	(5)	$2,871.43

Account Activity

Date	Description	+/-	Credit/Debit	Balance
7/01	**Opening Balance**			**$2,916.00**
7/14	Officelink Transfer From Checking 27-9420038735	+	**$41,716.13**	$44,632.13
7/14	Funds Trnsf Officer Assist Chg 07/14/03 028034 9999030714028034 Princeton Video			$44,632.13
7/14	Service Fee	-	$25.00	$44,607.13
7/14	Fund Trsf Outgoing Nonrepeat 07/14/03 028034 9999030714028034 Princeton Video Adp Payroll Deposit Custodial	-	$41,716.13	$2,891.00
7/14	Service Fee	-	$17.00	$2,874.00
7/29	Adp Tx/Fincl Adp - Tax 030729 535Dy 8820125Vv Princeton Video Image 020032103420249 Ccd	+	**$14.63**	$2,888.63
7/30	Officelink Transfer From Checking 27-9420038735	+	**$41,495.46**	$44,384.09
7/30	Funds Trnsf Drawdown Request 07/30/03 013138 9999030730013138 0730407543002704 Adp Payroll Tax Deposit Custod	-	$41,487.66	$2,896.43
7/30	Service Fee	-	$25.00	$2,871.43
7/31	**Ending Balance**			**$2,871.43**

068295781

[SET NEW TEXT HERE]

Fleet
Small Business Services

Small Business Statement

7/01/2003 through 7/31/2003
Page 11 of 12
Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

In case of an address change. If you are planning to move, please advise us five days in advance by calling Fleet Telephone Banking at 1-800-841-4000, (TT/TTY: 1-800-637-4031) or by visiting your local Branch. You may also write to us at: Fleet Bank, Mail Stop: PA EH 0801NK, 1 Fleet Way, Scranton, PA 18505.

CONSUMER BILLING RIGHTS SUMMARIES

In Case of Errors or Questions About Your Credit Accounts or Electronic Funds Transfers: Contact us promptly if you think your statement is wrong or if you need more information about a transaction on your statement. We must hear from you no later than 60 days after we send you the FIRST statement on which the error or problem appeared. You can telephone us, however in order to preserve your rights, your request must be in writing.

In your letter, please give us the following information

- Your name and account number.
- The dollar amount of the suspected error.
- Describe the error and explain, if you can, why you believe there is an error or why you need more information.

Personal Electronic Funds Transfers: We will investigate your complaint or question and will correct any error promptly. If we take more than 10 business days (10 calendar days if you are a Fleet Bank of Massachusetts customer) to do this, we will recredit your account for the amount you think is in error, so that you will have use of the money during the time it takes us to complete our investigation. Call us at 1-800-841-4000, (TT/TTY: 1-800-637-4031), or write to us at Fleet Bank, Electronic Banking, Mail Stop: RI DE 03002E, 125 Dupont Drive, Providence, RI 02907.

Personal Credit Accounts: You do not have to pay any amount in question while we are investigating, however you are still obligated to pay the parts of your bill that are not in question. While we investigate your question, we cannot report you as delinquent or take any action to collect the amount in question.

Special Rule for Personal Credit Card Purchases

If you have a problem with the quality of goods or services that you purchased with your personal credit card and you have tried in good faith to correct the problem with the merchant, you may not have to pay the remaining amount due on the goods or services. You have this protection only when the purchase price was more than $50 and the purchase was made in your home state or within 100 miles of your mailing address. (If we own or operate the merchant, or if we mailed the advertisement for the property or services, all purchases are covered regardless of the amount or location of purchase.)

Cash Reserve

Call us at 1-800-841-4000, (TT/TTY: 1-800-637-4031) or write to us at Fleet Bank, Cash Reserve Dept., Mail Stop: NY UT 35402F, 5701 Horatio Street, Utica, NY 13502.

Fleet Line

Call us at 1-800-440-0015, (TT/TTY: 1-800-637-4031) or write to us at Fleet Retail Loan Services, P.O. Box 3092, Utica, NY 13504.

Fleet Bank is a Member of FDIC. Investments in Galaxy Funds or made through Quick & Reilly are not FDIC insured, and are not an obligation of or guaranteed by any bank, and are subject to investment risk, including possible loss of principal amount invested.

CONSUMER CREDIT BUREAU REPORTING

You have the right to notify us if you believe that we have reported inaccurate information about any of your personal deposit or credit accounts to the credit bureaus. Such notices should be sent in writing to us at the appropriate address referenced in the Consumer Billing Rights Summaries Section.

BALANCE SUBJECT TO FINANCE CHARGE

Cash Reserve Accounts

We compute the finance charge on your account for the statement period by applying your monthly periodic rate or your daily periodic daily rate, whichever applies, to the average daily balance . To get the average daily balance , we take the beginning principal balance on your account each day, add new advances and subtract payments and credits. All finance charges and Other Charges (except the annual membership fee, are excluded from the calculation). Then we add up the daily balances for the statement period and divide by the number of days in period. The finance charge is computed by multiplying the daily periodic rate by the average daily balance times the number of days in the statement period. We treat the annual membership fee as an advance and add it to the balance starting with the statement period following the monthly statement on which the fee first appears.

Fleet Line Accounts

We figure the finance charge on your account by applying the periodic rate to the "average daily balance" of your account (including current transactions). To get the "average daily balance", we take the beginning balance of your account each day, add new loans, and subtract payments, credits, adjustments, and unpaid finance charges. During the Draw period (but not the Repayment Period) any Annual Membership Fee, Early Termination Fee, or Credit Insurance premium that is assessed and not paid by the due date shown on the monthly statement on which it is itemized, will be treated as an advance and included in the daily balance calculation beginning on the first day of the billing period that starts after the payment due date. This gives us the daily balance for your account. Next we add up all the daily balances for the billing period and divide the total by the number of days in the billing period. This gives us the average daily balance for your account. (If any daily balance is a credit balance, we consider that day's balance to equal zero.)

Monthly Periodic Rate

If your account agreement provides for a monthly periodic rate, we compute the finance charge by multiplying the average daily balance by the periodic rate. The monthly periodic rate is 1/12 of the Annual Percentage Rate.

Daily Periodic Rate

If your account agreement provides for a daily periodic rate, we compute the finance charge by multiplying the average daily balance by the periodic rate then by the number of days in the billing cycle. The daily periodic rate is 1/365th of the Annual Percentage Rate (1/366 in a leap year).

NOTICE OF RIGHT TO CANCEL LIFE INSURANCE

Credit insurance is voluntary and you have the right to cancel it at any time. Requests for cancellation must be in writing and signed by all insured parties. The request should be mailed to: Fleet Retail Loan Services, P.O. Box 3092, Utica, New York 13504. The cancellation will be effective the date the request is received at the above address.

068295781
7 - 7

[SET NEW TEXT HERE]

[SET NEW TEXT HERE]

Checking 25
PNC Bank

PNC BANK

For the period 07/01/2003 to 07/31/2003

PRINCETON VIDEO IMAGE
FSA
15 PRINCESS RD
LAWRENCEVILLE NJ 08648-2301

Primary account number: 80-1089-6425

Page 1 of 1

Number of enclosures: 0

For 24-hour banking or customer service, sign-on to Account Link® for Business on www.mybusiness.pncbank.com or call 1-877-BUS-BNKG

Moving? Please contact us at 1-877-BUS-BNKG

Write to: Customer Service
PO Box 609
Pittsburgh , PA 15230-9738

Visit us at www.mybusiness.pncbank.com

TDD terminal: 1-800-531-1648
For hearing impaired clients only

Checking 25 Summary

Account number: 80-1089-6425 Tax ID number: 22-3062052
Account Link® number: 0223062052

Princeton Video Image
Fsa

Balance Summary

Beginning balance	Deposits and other additions	Checks and other deductions	Ending balance
57.82	0.00	11.70	46.12

Average ledger balance	Average collected balance
46.12	46.12

Deposits and Other Additions

Description	Items	Amount
Total	0	0.00

Checks and Other Deductions

Description	Items	Amount
Service Charges and Fees	1	11.70
Total	1	11.70

Daily Balance

Date	Ledger balance
07/01	46.12

Activity Detail

Checks and Other Deductions

Service Charges and Fees

Date posted	Amount	Transaction description	Reference number
07/01	11.70	Service Charge Period Ending 06/30/2003	

FORM953R

[SET NEW TEXT HERE]

Corporate Business Account Statement

PNC BANK

Account number: 80-1309-6044

Page 1 of 1

Number of enclosures: 0

Tax ID Number: 22-3062052

For Client Services:
Call 1-877-824-5001

Visit us at www.treasury.pncbank.com

Write to: Client Services
Two Tower Center, 17TH Floor
East Brunswick , NJ 08816

For the period 07/01/2003 to 07/31/2003

PRINCETON VIDEO IMAGE
OPERATING ACCT
15 PRINCESS RD
LAWRENCEVILLE NJ 08648-2301

Account Summary Information

Balance Summary

Beginning balance	Deposits and other credits	Checks and other debits	Ending balance
43,803.66	0.55	44,082.37	278.16-

Deposits and Other Credits

Description	Items	Amount
Deposits	0	0.00
National Lockbox	0	0.00
ACH Credits	0	0.00
Funds Transfers In	0	0.00
Trade Services	0	0.00
Investments	1	0.55
Zero Balance Transfers	0	0.00
Adjustments	0	0.00
Other Credits	0	0.00
Total	1	0.55

Checks and Other Debits

Description	Items	Amount
Checks	0	0.00
Returned Items	0	0.00
ACH Debits	0	0.00
Funds Transfers Out	0	0.00
Trade Services	0	0.00
Investments	0	0.00
Zero Balance Transfers	0	0.00
Adjustments	0	0.00
Other Debits	3	44,082.37
Total	3	44,082.37

Ledger Balance

Date	Ledger balance	Date	Ledger balance
07/01	43,803.66	07/29	0.00
07/02	43,804.21	07/31	278.16-

Deposits and Other Credits

Investments

1 transaction for a total of $ 0.55

Date posted	Amount	Transaction description
07/02	0.55	Sweep Mutual Fund Dividends

Checks and Other Debits

Other Debits

3 transactions for a total of $ 44,082.37

Date posted	Amount	Transaction description		Reference number
07/29	278.16	Caa Fees: June03 Value Date 07-25-03	3661190	CORE490100134
07/29	43,526.05	Withdrawal Value Date 07-28-03	Tel 0600067510 1090	TEL 060 0067510 1090
07/31	278.16	Corporate Account Analysis Charge		0000000000000006617

FORM963R

[SET NEW TEXT HERE]

SSM

Section	Category	Item	Amount	Subtotal	Total	Total Liability
Liability Recap	Taxes Debited	Federal Income Tax	19,130.27			
		Earned Income Credit Advances	.00			
		Social Security - EE	6,529.26			
		Social Security - ER	6,529.26			
		Social Security Adj - EE	.00			
		Medicare - EE	1,847.89			
		Medicare - ER	1,847.89			
		Medicare Adj - EE	.00			
		Federal Unemployment Tax	10.84			
		State Income Tax	4,688.22			
		State Unemployment Insurance - EE	.00			
		State Unemployment/Disability Ins - ER	187.61			
		State Unemployment Insurance Adj - EE	.00			
		State Disability Insurance - EE	65.61			
		State Disability Insurance Adj - EE	.00			
		Workers' Benefit Fund Assessment - EE	.00			
		Workers' Benefit Fund Assessment - ER	.00			
		Local Income Tax	879.28			
		School District Tax	.00			
		Total Taxes Debited Account Number 9420038751		41,716.13		
		Total Amount Debited From Your Account			41,716.13	41,716.13
	Bank Debits and Other Liability	Checks		86,062.40		127,778.53
		Direct Deposit		.00		127,778.53
		Adjustments/Prepay/Voids		326.29		128,104.82
	Taxes - Your Responsibility	State Disability Insurance - EE		7.80		
		Total Taxes Your Responsibility			7.80	128,112.62

Includes Adjustments and Taxes that are your responsibility

ADP® **Statistical Summary Recap**

PRINCETON VIDEO IMAG
Company Code: **5DY**
Region Name: PENNJERSEY

Batch : **2421**
Quarter Number: **3**

Period Ending : **07/15/2003**
Pay Date : **07/15/2003**
Current Date : **07/10/2003**

Week 28
Page 1

© 1996 Automatic Data Processing, Inc.

[SET NEW TEXT HERE]

Net Pay	Checks					86,062.40	
	Direct Deposits					.00	
	Subtotal Net Pay						86,062.40
	Adjustments					326.29	
	Total Net Pay Liability (Net Cash)						86,388.69

Taxes			You are responsible for Depositing these amounts		Amount debited from your account		
Federal	**Agency**	**Rate**	**EE withheld**	**ER contrib.**	**EE withheld**	**ER contrib.**	
	Federal Income Tax				19,130.27		
	Earned Income Credit Advances						
	Social Security				6,529.26	6,529.26	
	Medicare				1,847.89	1,847.89	
	Federal Unemployment Tax					10.84	
	Subtotal Federal				**27,507.42**	**8,387.99**	**35,895.41**
State	CA State Income Tax				38.23		
	CA State Unemployment/Disability Ins-ER	5.4000				3.24	
	CA State Disability Insurance-EE				12.22		
	Subtotal CA				**50.45**	**3.24**	**53.69**
	NJ State Income Tax				2,354.23		
	NJ State Unemployment/Disability Ins-ER	1.7000				184.37	
	NJ State Unemployment Insurance-EE						
	NJ State Disability Insurance-EE				53.39		
	Subtotal NJ				**2,407.62**	**184.37**	**2,591.99**
	NY State Income Tax				1,751.52		
	NY State Unemployment/Disability Ins-ER	4.5000					
	NY State Disability Insurance-EE		7.80				
	Subtotal NY		**7.80**		**1,751.52**		**1,759.32**
	PA State Income Tax				544.24		
	PA State Unemployment/Disability Ins-ER						
	PA State Unemployment Insurance-EE						
	Subtotal PA				**544.24**		**544.24**
Local	1474 Solebury T				35.54		
	0022 New York Cit				773.24		
	010N Northampton				70.50		
	Subtotal Local				**879.28**		**879.28**
	Total Taxes		**7.80**	**.00**	**33,140.53**	**8,575.60**	**41,723.93**

Amount ADP Debited From Account 9420038751 Tran/ABA 021200339 41,716.13 Excludes Taxes That Are Your Responsibility

ADP® **Statistical Summary Detail**

PRINCETON VIDEO IMAG
Company Code: **5DY**
Region Name: PENNJERSEY

Batch : **2421**
Quarter Number: **3**

Period Ending : **07/15/2003**
Pay Date : **07/15/2003**
Current Date : **07/10/2003**

Week 28
Page 2

© 1996Automatic Data Processing, Inc.

WSS

[SET NEW TEXT HERE]

DEPARTMENT	HOURS Reg	HOURS O/T	HOURS Hours 3 & 4	EARNINGS Reg	EARNINGS O/T	EARNINGS Earn 3 & 4	EARNINGS Earn 5	GROSS	STATUTORY DEDUCTIONS Federal	STATUTORY DEDUCTIONS State/Local	VOL DEDS.	NET PAY
010 CORPORATE ADMIN				16,625.00		1,169.61		**17,794.61** 13.69% of CO	2,924.55 FIT 134.53 SS 256.64 MED	893.30 STATE 6.27 SUI/DI 343.00 LOCAL	1,670.99	11,565.33 PAYS 4
020 APPLICATION DEVELOPMENT				35,658.24				**35,658.24** 27.43% of CO	5,241.80 FIT 2,162.57 SS 505.77 MED	1,149.70 STATE SUI/DI 35.54 LOCAL	3,385.01	23,177.85 PAYS 10
021 RESEARCH				9,128.13				**9,128.13** 7.02% of CO	1,833.56 FIT 557.80 SS 130.46 MED	311.62 STATE SUI/DI LOCAL	902.48	5,392.21 PAYS 2
030 FINANCE				12,916.67				**12,916.67** 9.94% of CO	1,404.21 FIT 767.01 SS 179.39 MED	312.73 STATE 22.35 SUI/DI 70.50 LOCAL	1,454.75	8,705.73 PAYS 4
032 MIS				3,125.00				**3,125.00** 2.40% of CO	307.71 FIT 187.80 SS 43.93 MED	58.32 STATE SUI/DI LOCAL	283.34	2,243.90 PAYS 1
045 LIVE PRODUCTION				19,280.83		1,250.00		**20,530.83** 15.79% of CO	3,276.32 FIT 1,247.73 SS 291.79 MED	758.17 STATE 4.66 SUI/DI 225.61 LOCAL	666.28	14,060.27 PAYS 10
047 CUSTOMER SUPPORT				2,356.00				**2,356.00** 1.81% of CO	242.00 FIT 141.02 SS 32.98 MED	43.74 STATE SUI/DI LOCAL	86.36	1,809.90 PAYS 1
061 ART				7,804.49				**7,804.49** 6.00% of CO	936.52 FIT 474.28 SS 110.91 MED	286.80 STATE 17.47 SUI/DI LOCAL	443.17	5,535.34 PAYS 3
075 SALES & MARKETING				19,375.00				**19,375.00** 14.91% of CO	2,798.69 FIT 776.04 SS 277.20 MED	835.61 STATE 10.98 SUI/DI 204.63 LOCAL	1,557.57	12,914.28 PAYS 5
080 PV1 ENTERTAINMENT				1,300.00				**1,300.00** 1.00% of CO	164.91 FIT 80.48 SS 18.82 MED	38.23 STATE 11.68 SUI/DI LOCAL	2.00	983.88 PAYS 1
*** * GRAND TOTAL * ***				127,569.36		2,419.61		**129,988.97**	19,130.27 FIT 6,529.26 SS 1,847.89 MED	4,688.22 STATE 73.41 SUI/DI 879.28 LOCAL	10,451.95	86,388.69 NET CASH 86,062.40 PAYS 41

SUM

ADP® **Payroll Summary**

PRINCETON VIDEO IMAG
Company Code: **5DY**

Batch: **2421-055** Period Ending : **07/15/2003** **Week 28**
Pay Date : **07/15/2003** Page 1

© 1996 Automatic Data Processing, Inc.

[SET NEW TEXT HERE]

DEPARTMENT	HOURS Reg	O/T	Hours 3 & 4	EARNINGS Reg	O/T	Earn 3 & 4	Earn 5	GROSS	STATUTORY DEDUCTIONS Federal	State/Local	VOL DEDS.	NET PAY

* * GRAND TOTAL * *

PAYS 41

NET CASH 86,062.40

Earnings 3,4,5 Analysis:

B BONUS	1,250.00	T TFB	1,169.61
		Total	**2,419.61**

State Analysis:	STATE TAX	STATE WAGES	FIT BY STATE
CA	38.23	1,358.00	164.91
NJ	2,354.23	74,557.41	11,537.01
NY	1,751.52	27,737.64	5,073.50
PA	544.24	19,534.88	2,354.85
Total	**4,688.22**	**123,187.93**	**19,130.27**

SUI/SDI Analysis	
CA	12.22
NJ	53.39
NY	7.80
Total	**73.41**

Local Analysis:	LOCAL TAX	LOCAL WAGES	EE COUNT
0022 NEW YORK CIT	773.24	19,941.03	4
010N NORTHAMPTON	70.50	5,049.99	1
1474 SOLEBURY T	35.54	3,554.16	1
Total	**879.28**	**28,545.18**	**6**

Federal Taxable Analysis and Employer Unemployment Liability	TAXABLE	PCT	TAX
FUTA	1,354.89	.80	10.84
Social Security-EE	105,310.71	6.20	6,529.26
Social Security-ER	105,310.71	6.20	6,529.26
Medicare-EE	127,440.65	1.45	1,847.89
Medicare-ER	127,440.65	1.45	1,847.89

State Taxable Analysis and Employer Unemployment Liability	TAXABLE	PCT	TAX
CA SDI	1,358.00		
CA SUI	60.00	5.4000	3.24
NJ SDI	1,458.34		
NJ SUI	10,845.29	1.7000	184.37
NY SDI	29,416.66		

Federal Deposit Liability		TOTAL LIABILITY
Federal Tax		19,130.27
Earned Income Credit Advances		
Social Security		
EE Amount Withheld	6,529.26	
ER Taxable X 6.20%	6,529.26	
Total Social Security		13,058.52
Medicare		
EE Amount Withheld	1,847.89	
ER Taxable X 1.45%	1,847.89	
Total Medicare		3,695.78
Total		**35,884.57**

ALL CROSSFOOTS OK

Deduction Analysis

A MISC	230.36-
B VPDI	41.06
D DEPFSA	83.33
E CHILD	1.40
J DEP	17.20
K 401K	6,635.29
L OPTLIF	78.33
M MEDFSA	355.47
O 401KLN	55.20
T TFB	1,075.15
2 LOAN 2	230.36
20 MED EE	209.65
21 MED SP	251.56
22 MED CH	262.05
23 MEDFAM	1,278.76
24 DNT EE	16.00
25 DEN SP	15.00
26 DEN CH	9.00
27 DENFAM	67.50
Total	**10,451.95**

Cafeteria 125 Deduction Analysis

D- DCC	83.33
M- MFS	355.47
20- MED	209.65
21- MED	251.56
22- MED	262.05
23- MED	1,278.76
24- DNT	16.00
25- DNT	15.00
26- DNT	9.00
27- DNT	67.50
Total	**2,548.32**

SUM

ADP Payroll Summary

PRINCETON VIDEO IMAG
Company Code: 5DY

Batch: 2421-055 Period Ending: 07/15/2003 Week 28
Pay Date: 07/15/2003 Page 2

© 1995Automatic Data Processing, Inc.

[SET NEW TEXT HERE]

Agency	Rate	You are responsible for Depositing these amounts: EE withheld	You are responsible for Depositing these amounts: ER contrib.	Amount debited from your account: EE withheld	Amount debited from your account: ER contrib.	Total
Net Pay	Checks					83,465.89	
	Direct Deposits					.00	
	Subtotal Net Pay						83,465.89
	Adjustments					2,261.23	
	Total Net Pay Liability (Net Cash)						85,727.12
Taxes							
Federal	Federal Income Tax				19,117.56		
	Earned Income Credit Advances						
	Social Security				6,406.05	6,406.05	
	Medicare				1,819.07	1,819.07	
	Federal Unemployment Tax					32.76	
	Subtotal Federal				**27,342.68**	**8,257.88**	**35,600.56**
State	CA State Income Tax				134.33		
	CA State Unemployment/Disability Ins-ER	5.4000				151.20	
	CA State Disability Insurance-EE				38.41		
	Subtotal CA				**172.74**	**151.20**	**323.94**
	NJ State Income Tax				2,322.78		
	NJ State Unemployment/Disability Ins-ER	1.7000				138.83	
	NJ State Unemployment Insurance-EE						
	NJ State Disability Insurance-EE				42.00		
	Subtotal NJ				**2,364.78**	**138.83**	**2,503.61**
	NY State Income Tax				1,700.62		
	NY State Unemployment/Disability Ins-ER	4.5000					
	NY State Disability Insurance-EE		7.80				
	Subtotal NY		**7.80**		**1,700.62**		**1,708.42**
	PA State Income Tax				515.07		
	PA State Unemployment/Disability Ins-ER						
	PA State Unemployment Insurance-EE						
	Subtotal PA				**515.07**		**515.07**
Local	1474 Solebury T				35.54		
	0022 New York Cit				748.24		
	010N Northampton				60.08		
	Subtotal Local				**843.86**		**843.86**
	Total Taxes		**7.80**	**.00**	**32,939.75**	**8,547.91**	**41,495.46**

Amount ADP Debited From Account 9420038751 **Tran/ABA 021200339** 41,487.66 Excludes Taxes That Are Your Responsibility

ADP Statistical Summary Detail

© 1996 Automatic Data Processing, Inc.

PRINCETON VIDEO IMAG
Company Code: **5DY**
Region Name: PENNJERSEY

Batch: **3313**
Quarter Number: **3**

Period Ending: **07/31/2003**
Pay Date: **07/31/2003**
Current Date: **07/24/2003**

Week 30
Page 2

[SET NEW TEXT HERE]

SSM

						Total Liability
Liability Recap	Taxes Debited	Federal Income Tax	19,117.56			
		Earned Income Credit Advances	.00			
		Social Security - EE	6,406.05			
		Social Security - ER	6,406.05			
		Social Security Adj - EE	.00			
		Medicare - EE	1,819.07			
		Medicare - ER	1,819.07			
		Medicare Adj - EE	.00			
		Federal Unemployment Tax	32.76			
		State Income Tax	4,672.80			
		State Unemployment Insurance - EE	.00			
		State Unemployment/Disability Ins - ER	290.03			
		State Unemployment Insurance Adj - EE	.00			
		State Disability Insurance - EE	80.41			
		State Disability Insurance Adj - EE	.00			
		Workers' Benefit Fund Assessment - EE	.00			
		Workers' Benefit Fund Assessment - ER	.00			
		Local Income Tax	843.86			
		School District Tax	.00			
		Total Taxes Debited Account Number 9420038751		41,487.66		
		Total Amount Debited From Your Account			41,487.66	41,487.66
Bank Debits and Other Liability		Checks		83,465.89		124,953.55
		Direct Deposit		.00		124,953.55
		Adjustments/Prepay/Voids		2,261.23		127,214.78
Taxes - Your Responsibility		State Disability Insurance - EE		7.80		
		Total Taxes Your Responsibility			7.80	127,222.58

Includes Adjustments and Taxes that are your responsibility

ADP® Statistical Summary Recap

© 199?Automatic Data Processing, Inc.

PRINCETON VIDEO IMAG
Company Code: 5DY
Region Name: PENNJERSEY

Batch : 3313
Quarter Number: 3

Period Ending : 07/31/2003
Pay Date : 07/31/2003
Current Date : 07/24/2003

Week 30
Page 1

[SET NEW TEXT HERE]

DEPARTMENT	HOURS Reg	HOURS O/T	HOURS Hours 3 & 4	EARNINGS Reg	EARNINGS O/T	EARNINGS Earn 3 & 4	EARNINGS Earn 5	GROSS	STATUTORY DEDUCTIONS Federal	STATUTORY DEDUCTIONS State/Local	VOL DEDS.	NET PAY
010				15,625.00				15,625.00	2,924.55 FIT	883.92 STATE	595.84	10,651.22
CORPORATE ADMIN									SS	1.30 SUI/DI		PAYS 2
								12.21% of CO	225.17 MED	343.00 LOCAL		
020				35,658.24				35,658.24	5,241.80 FIT	1,149.70 STATE	3,385.01	23,177.80
APPLICATION									2,162.61 SS	SUI/DI		PAYS 9
DEVELOPMENT								27.86% of CO	505.78 MED	35.54 LOCAL		
021				9,128.13				9,128.13	1,833.56 FIT	311.62 STATE	902.48	5,392.23
RESEARCH									557.80 SS	SUI/DI		PAYS 2
								7.13% of CO	130.44 MED	LOCAL		
030				11,875.01				11,875.01	1,143.79 FIT	283.56 STATE	1,454.75	8,043.80
FINANCE									702.42 SS	22.34 SUI/DI		PAYS 4
								9.28% of CO	164.27 MED	60.08 LOCAL		
032				3,125.00				3,125.00	307.71 FIT	58.32 STATE	283.34	2,243.90
MIS									187.81 SS	SUI/DI		PAYS 1
								2.44% of CO	43.92 MED	LOCAL		
045	40.00			22,190.83		625.00		22,815.83	3,460.05 FIT	803.37 STATE	663.00	15,946.41
LIVE PRODUCTION									1,389.40 SS	28.03 SUI/DI		PAYS 9
								17.82% of CO	324.96 MED	200.61 LOCAL		
047				2,141.11				2,141.11	209.76 FIT	37.94 STATE	86.36	1,649.50
CUSTOMER SUPPORT									127.69 SS	SUI/DI		PAYS 1
								1.67% of CO	29.86 MED	LOCAL		
061				6,958.33				6,958.33	815.94 FIT	270.53 STATE	396.63	4,940.88
ART									421.83 SS	13.87 SUI/DI		PAYS 3
								5.44% of CO	98.65 MED	LOCAL		
075				19,375.00				19,375.00	3,015.49 FIT	835.61 STATE	1,557.57	12,697.49
SALES & MARKETING									776.02 SS	10.99 SUI/DI		PAYS 5
								15.14% of CO	277.20 MED	204.63 LOCAL		
080				1,300.00				1,300.00	164.91 FIT	38.23 STATE	2.00	983.89
PV1 ENTERTAINMENT									80.47 SS	11.68 SUI/DI		PAYS 1
								1.02% of CO	18.82 MED	LOCAL		
* * GRAND TOTAL * *	40.00			127,376.65		625.00		128,001.65	19,117.56 FIT	4,672.80 STATE	9,326.98	85,727.12
									6,406.05 SS	88.21 SUI/DI		NET CASH
									1,819.07 MED	843.86 LOCAL		83,465.89
												PAYS 37

SUM

ADP Payroll Summary
PRINCETON VIDEO IMAG
Company Code: 5DY
Batch: 3313-055 Period Ending : 07/31/2003 Week 30
Pay Date : 07/31/2003 Page 1

© 1996 Automatic Data Processing, Inc.

[SET NEW TEXT HERE]

DEPARTMENT	HOURS Reg	O/T	Hours 3 & 4	EARNINGS Reg	O/T	Earn 3 & 4	Earn 5	GROSS	STATUTORY DEDUCTIONS Federal	State/Local	VOL DEDS.	NET PAY

* * GRAND TOTAL * *

PAYS 37

NET CASH 83,465.89

Earnings 3,4,5 Analysis:

B BONUS	625.00	
Total		625.00

State Analysis:	STATE TAX	STATE WAGES	FIT BY STATE
CA	134.33	4,268.00	523.64
NJ	2,322.78	72,538.67	11,600.99
NY	1,700.62	27,112.64	4,898.50
PA	515.07	17,323.61	2,094.43
Total	**4,672.80**	**121,242.92**	**19,117.56**

SUI/SDI Analysis	
CA	38.41
NJ	42.00
NY	7.80
Total	**88.21**

Local Analysis:	LOCAL TAX	LOCAL WAGES	EE COUNT
0022 NEW YORK CIT	748.24	19,316.03	4
010N NORTHAMPTON	60.08	4,008.33	1
1474 SOLEBURY T	35.54	3,554.16	1
Total	**843.86**	**26,878.52**	**6**

Federal Taxable Analysis and Employer Unemployment Liability	TAXABLE	PCT	TAX
FUTA	4,094.89	.80	32.76
Social Security-EE	103,323.39	6.20	6,406.05
Social Security-ER	103,323.39	6.20	6,406.05
Medicare-EE	125,453.33	1.45	1,819.07
Medicare-ER	125,453.33	1.45	1,819.07

State Taxable Analysis and Employer Unemployment Liability	TAXABLE	PCT	TAX
CA SDI	4,268.00		
CA SUI	2,800.00	5.4000	151.20
NJ SDI	1,458.34		
NJ SUI	8,166.67	1.7000	138.83
NY SDI	28,791.66		

Federal Deposit Liability		TOTAL LIABILITY
Federal Tax		19,117.56
Earned Income Credit Advances		
Social Security		
EE Amount Withheld	6,406.05	
ER Taxable X 6.20%	6,406.05	
Total Social Security		12,812.10
Medicare		
EE Amount Withheld	1,819.07	
ER Taxable X 1.45%	1,819.07	
Total Medicare		3,638.14
Total		**35,567.80**

ALL CROSSFOOTS OK

Deduction Analysis

B VPDI	33.55
D DEPFSA	83.33
E CHILD	1.40
J DEP	17.20
K 401K	6,592.98
L OPTLIF	78.33
M MEDFSA	355.47
O 401KLN	55.20
20 MED EE	209.65
21 MED SP	251.56
22 MED CH	262.05
23 MEDFAM	1,278.76
24 DNT EE	16.00
25 DEN SP	15.00
26 DEN CH	9.00
27 DENFAM	67.50
Total	**9,326.98**

Cafeteria 125 Deduction Analysis

D- DCC	83.33
M- MFS	355.47
20- MED	209.65
21- MED	251.56
22- MED	262.05
23- MED	1,278.76
24- DNT	16.00
25- DNT	15.00
26- DNT	9.00
27- DNT	67.50
Total	**2,548.32**

SUM

ADP Payroll Summary
PRINCETON VIDEO IMAG
Company Code: 5DY
Batch: 3313-055 Period Ending : 07/31/2003 Week 30
Pay Date : 07/31/2003 Page 2

© 1996 Automatic Data Processing, Inc.

[SET NEW TEXT HERE]